                                                                      EXHIBIT 23




                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation of our report dated March 7, 1998, which is incorporated in this Annual Report of Texas Equipment Corporation on Form 10-K.



Mazars & Guerard, LLP

March 16, 2000